U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.

      Date of Report (Date of earliest event reported): February 13, 2002


                              BRIDGE BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                           -------------------------
                       COMMISSION FILE NUMBER: 000-18546
                           -------------------------


                                    NEW YORK
                        (State or other jurisdiction of
                         incorporation or organization)

                              2200 MONTAUK HIGHWAY
                            BRIDGEHAMPTON, NEW YORK
                    (Address of principal executive offices)

                                     11932
                                   (Zip Code)

                                   11-2934195
                      (IRS Employer Identification Number)

                                 (516) 537-1000
                          (Issuer's telephone number)

                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                         if changed since last report.)



Item 4.  Changes in Registrant's Certifying Accountant

On June 04, 2002, the Audit Committee of the Board of Directors of Bridge Bancorp, Inc. ("the Registrant") approved a change in auditors. On the same day, the Board of Directors ratified the Audit Committee's engagement of Crowe, Chizek and Company LLP to serve as the Company's independent public accountants and the dismissal of Arthur Andersen LLP ("Andersen") as the Registrant's independent public accountants, effective immediately.

Andersen performed audits of the consolidated financial statements for the two years ended December 31, 2001 and 2000. Their reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended December 31, 2001, and from December 31, 2001 through the effective date of the Andersen termination, there have been no disagreements between the Registrant and Andersen on any matter of accounting principles or practice, financial statement disclosure, or auditing scope of procedure, which disagreements would have caused Andersen to make reference to the subject matter of such disagreements in connection with its report.

During the two years ended December 31, 2001, and from December 31, 2001 until the effective date of the dismissal of Andersen, Andersen did not advise the Registrant of any of the following matters:

1. That the internal controls necessary for the Registrant to develop reliable financial statements did not exist;

2. That information had come to Andersen's attention that had lead it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

3. That there was a need to expand significantly the scope of the audit of the Registrant, or that information had come to Andersen's attention that if further investigated: (i) may materially impact the fairness or reliability of either a previously-issued audit report or underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements) or (ii) may cause it to be unwilling to rely on management's representation or be associated with the Registrant's financial statements and that, due to its dismissal, Andersen did not so expand the scope of its audit or conduct such further investigation;

4. That information had come to Andersen's attention that it had concluded materially impacted the fairness or reliability of either: (i) a previously-issued audit report or the underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), or that, due to its dismissal, there were no such unresolved issues as of the date of its dismissal.

Andersen has furnished a letter to the SEC dated June 6, 2002, stating that it agrees with the above statements, and is attached hereto as Exhibit 1.

During the two years ended December 31, 2001, and from December 31, 2001 through engagement of Crowe, Chizek and Company LLP as the Registrant's independent accountant, neither the Registrant nor anyone on its behalf had consulted Crowe, Chizek and Company LLP with respect to any accounting, auditing or financial reporting issues involving the Registrant. In particular, there was no discussion with the Registrant regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any related item.


Item 7.  Financial Statements and Exhibits

         (a)      Exhibits

                  1.       Letter of Arthur Andersen LLP dated June 6, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Bridge Bancorp, Inc.
                                    (Registrant)

                                       By: /s/ Thomas J. Tobin
                                           ----------------------------
                                           Thomas J. Tobin
                                           Chief Executive Officer